                                                                 EXHIBIT 10.16

                             STOCK OPTION AGREEMENT


                  THIS AGREEMENT, dated as of July 26, 2002, is made by and between PRIMEDIA INC., a Delaware corporation (hereinafter referred to as the "COMPANY"), and CAPSTONE CONSULTING LLC, a Delaware limited liability company, which provides consulting services to the Company (hereinafter referred to as "OPTIONEE").

                  WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its Common Stock, par value $.01 per share (the "COMMON STOCK"), as compensation for services already rendered to the Company.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:


ARTICLE I

                                   DEFINITIONS

                  Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

SECTION 1.1 - CODE

              "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.2 - GRANT DATE

              "Grant Date" shall mean the date of this Agreement.

SECTION 1.3 - OPTION

              "Option" shall mean the option to purchase Common Stock granted under this Agreement.

SECTION 1.4 - PERSON

              "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

SECTION 1.5  - PRONOUNS

              The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

SECTION 1.6  - SECRETARY

              "Secretary" shall mean the Secretary of the Company.


                                   ARTICLE II

                                 GRANT OF OPTION

SECTION 2.1  - GRANT OF OPTION

              For good and valuable consideration, on and as of the date hereof the Company irrevocably grants to the Optionee an Option to purchase all or any portion of 1,800,000 shares of the Common Stock upon the terms and conditions set forth in this Agreement; PROVIDED the Company, in its absolute discretion may provide that following any merger, recapitalization, reclassification, liquidation or dissolution, or disposition of all or substantially all of its assets or 80% or more of its voting stock, even if this Option remains outstanding it shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of shares of Common Stock for which the Option could have been exercised immediately prior to such event.


SECTION 2.2  - EXERCISE PRICE

              Subject to Section 2.4, the exercise price of the shares of Common Stock covered by the Option (the "OPTION EXERCISE PRICE") shall be $1.80 per share without commission or other charge.

SECTION 2.3  - DISCRETION OF THE BOARD OF DIRECTORS

              The grant of any options is left to the discretion of the Board of Directors of the Company. The Company has no obligation to award stock options in the future even if options have been awarded in one or more of the preceding years. Nothing in this Agreement should be read as an obligation or a guarantee by the Company with respect to the future value of the Option.


SECTION 2.4  - ADJUSTMENTS IN OPTION PURSUANT TO MERGER, CONSOLIDATION, ETC.

              In the event that the outstanding shares of the stock subject to an Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities by reason of a merger, consolidation, recapitalization, spinoff, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Company shall make an adjustment in the number and kind of shares and/or the amount of consideration as to which or for which, as the case may be, such Option, or portions thereof then unexercised, shall be exercisable, in such manner as the Company determines is reasonably necessary to maintain as nearly as practicable the rights, benefits and obligations that the parties would have had absent such event. Any such adjustment made by the Company shall be final and binding upon the Optionee, the Company and all other interested persons.


                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

SECTION 3.1  - COMMENCEMENT OF EXERCISABILITY.

              The Option shall be immediately exercisable as of the date hereof.

SECTION 3.2  - EXPIRATION OF OPTION

              The Option may not be exercised to any extent by the Optionee after the first to occur of the following events:

              (a) The tenth anniversary of the Grant Date; or

              (b) If the Board of Directors of the Company so determines, the effective date of either the merger or consolidation of the Company into another Person, or the exchange or acquisition by another Person of all or substantially all of the Company's assets or 80% or more of its then outstanding voting stock, or the recapitalization, reclassification, liquidation or dissolution of the Company. At least 10 days prior to the effective date of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, the Company shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.2.


                                   ARTICLE IV

                               EXERCISE OF OPTION

SECTION 4.1  - PERSON ELIGIBLE TO EXERCISE

              Only the Optionee, acting through its Managing Member (as such term is defined in the Optionee's LLC agreement), or its successors may exercise an Option or any portion thereof.

SECTION 4.2  - PARTIAL EXERCISE

              Any exercisable portion of an Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided, however, that any partial exercise shall be for whole shares of Common Stock only.

SECTION 4.3  - MANNER OF EXERCISE

              An Option, or any portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

              (a) Notice in writing signed by the Optionee, stating that the Option or any portion thereof is thereby exercised, such notice complying with all applicable rules established by the Company;

              (b) Full payment in cash, by check or by a combination thereof or, subject to limitations imposed by the Company, in shares of Common Stock or by a combination thereof, for the shares with respect to which such Option or portion thereof is exercised; and

              (c) A bona fide written representation and agreement, in a form satisfactory to the Company, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for its own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder, and that the Optionee will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; PROVIDED, HOWEVER, that the Company may, in its absolute discretion, take whatever reasonable additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations; and

              (d) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

              Without limiting the generality of the foregoing, the Company may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in subsection (c) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares.

SECTION 4.4  - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

              The shares of stock deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be validly issued, fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of an Option or portion thereof prior to fulfillment of all of the following conditions:

              (a) The obtaining of approval or other clearance from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be reasonably necessary or advisable; and

              (b) The lapse of such reasonable period of time following the exercise of the Option as the Company may from time to time establish for reasons of administrative convenience.

SECTION 4.5  - RIGHTS AS STOCKHOLDER

              The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until such holder has fulfilled all of its obligations pursuant to Section 4.3.


                                   ARTICLE V

                                  MISCELLANEOUS

SECTION 5.1  - ADMINISTRATION

              The Company shall have the power to interpret this Agreement. All interpretations made by the Company shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Company shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Company under the Plan and this Agreement.


SECTION 5.2  - LIMITATION ON TRANSFER

              The Option shall not be disposed of by transfer, alienation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary, except for a disposition by operation of law resulting from a merger of the Optionee, and any attempted disposition in violation of the foregoing shall be null and void and of no effect.

              Except for transfers (i) permitted by Rule 144 under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission (the "SEC") or (ii) pursuant to a registration statement declared effective by the SEC under the Act, the Optionee agrees that it will not dispose of by transfer, alienation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary any shares of Common Stock, except for a disposition by operation of law resulting from a merger of the

Optionee, and any attempted disposition in violation of the foregoing shall be null and void and of no effect.

SECTION 5.3   - RELATIONSHIP OF OPTION AGREEMENT TO CONSULTING ARRANGEMENTS


              This Agreement is entered into as a separate and independent agreement between the Optionee and the Company, and shall not be construed as part of the consulting arrangements between the Optionee and the Company. Nothing contained in this Agreement shall confer on the Optionee the right to continue to be engaged by the Company or any Subsidiary thereof or otherwise impede the ability of the Company to terminate the Optionee's consulting arrangements with the Company.


SECTION 5.4  - SHARES TO BE RESERVED

              The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.5  - NOTICES

              Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to it at the address given beneath its signature hereto. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to it. Any notice shall have been deemed duly given when received by the addressee.

SECTION 5.6  - TITLES

              Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.7  - AMENDMENT

              This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

SECTION 5.8  - GOVERNING LAW

              The laws of the State of Delaware (or if the Company reincorporates in another state, the laws of that state) shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

SECTION 5.9  - JURISDICTION

              Any suit, action or proceeding against the Optionee or the Company with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware (or if the Company reincorporates in another state, in that state) or New York, as the Company may elect in its sole discretion, and the Optionee and the Company each hereby submit to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. The Optionee and the Company each hereby irrevocably waive any objections which either of them may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware (or if the Company reincorporates in another state, in that state) or New York, and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company or the Optionee with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Delaware (or if the Company reincorporates in another state, in that state) or New York, and the Optionee and the Company each hereby irrevocably waive any right which either of them may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company and the Optionee each hereby submit to the jurisdiction of such courts for the purpose of any such suit, action or proceeding. The Optionee and the Company each hereby irrevocably and unconditionally waive trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


                                                PRIMEDIA INC.


                                                By: /s/ Beverly C. Chell
                                                   ------------------------
                                                   Name:  Beverly C. Chell
                                                   Title: Vice Chairman


CAPSTONE CONSULTING LLC


By: /s/ Dean Nelson
---------------------
Its:  Managing Member
      Dean Nelson, CFO




9 West 57th Street, New York, NY  10019
---------------------------------------
Address



Optionee's Taxpayer
Identification Number:


13-4104287
------------------